Exhibit 99.1

Schedule A

List of RSU Grants

Name* *Names intentionally left blank	Number of RSUs	Grant Date	Vesting Schedule	Vesting Start Date
	27,778	January 4, 2022	1/48 monthly, 1 year cliff	January 4, 2022
	1,112	January 4, 2022	1/48 monthly, 1 year cliff	January 4, 2022
	1,112	January 4, 2022	1/48 monthly, 1 year cliff	January 4, 2022
	445	January 4, 2022	1/48 monthly, 1 year cliff	January 4, 2022
	549	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
	2,683	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
	269	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	2,342	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	1,220	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
	1,952	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
	976	January 5, 2022	48 month w/ 10 mo cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
	2,440	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	342	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
	342	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	976	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	2,440	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
	1,708	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	2,440	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
	317	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
	1,171	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	415	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
	2,196	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
	269	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
	2,440	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
	1,171	January 5, 2022	48 month w/ 9 mo cliff	January 1, 2022
	73,171	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
	1,464	January 5, 2022	1/48 monthly, no cliff	January 1, 2022

269	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,183	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
732	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
366	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
391	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
488	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
293	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
9,757	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
976	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
976	January 5, 2022	1/48 monthly, 1 year cliff	January 1, 2022
244	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
342	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
549	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
342	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
1,706	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
415	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 10 mo cliff	January 1, 2022
635	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,220	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 9 mo cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,220	January 5, 2022	48 month w/ 10 mo cliff	January 1, 2022
6,860	January 5, 2022	Immediate Vesting	January 5, 2022
1,220	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
488	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	1/48 monthly, 1 year cliff	January 1, 2022
586	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
1,757	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
36,586	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,171	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
1,464	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
19,513	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
2,683	January 5, 2022	1/48 monthly, no cliff	January 1, 2022

9,757	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
293	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
391	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
4,879	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
19,513	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
430	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
396	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,952	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
2,927	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,464	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
488	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
3,903	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 9 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
415	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
391	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
391	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
2,342	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
269	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
513	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
1,659	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
317	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
1,659	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
342	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
342	January 5, 2022	1/48 monthly, no cliff	January 1, 2022

269	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
1,952	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
415	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
1,220	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
2,440	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
1,952	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
488	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
976	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
396	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
2,342	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
1,171	January 5, 2022	48 month w/ 8 mo cliff	January 1, 2022
2,440	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
483	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
293	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
1,220	January 5, 2022	48 month w/ 10 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 10 mo cliff	January 1, 2022
440	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
318	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
269	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
984	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
488	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
318	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
430	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
73,171	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
976	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
1,659	January 5, 2022	48 month w/ 9 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
6,098	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
396	January 5, 2022	1/48 monthly, no cliff	January 1, 2022

269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
1,708	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
1,757	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
342	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
396	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
440	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
1,220	January 5, 2022	48 month w/ 10 mo cliff	January 1, 2022
1,122	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,757	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
2,927	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
976	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
440	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
3,903	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,952	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
318	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 9 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
440	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
1,824	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
1,952	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 5 mo cliff	January 1, 2022
2,440	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
12,196	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 4 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 3 mo cliff	January 1, 2022
1,220	January 5, 2022	48 month w/ 7 mo cliff	January 1, 2022
1,220	January 5, 2022	48 month w/ 11 mo cliff	January 1, 2022
3,903	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 9 mo cliff	January 1, 2022
269	January 5, 2022	1/48 monthly, 1 year cliff	January 1, 2022
2,049	January 5, 2022	48 month w/ 9 mo cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022

488	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
488	January 5, 2022	48 month w/ 2 mo cliff	January 1, 2022
1,659	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
269	January 5, 2022	48 month w/ 6 mo cliff	January 1, 2022
3,903	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
342	January 5, 2022	1/48 monthly, no cliff	January 1, 2022
1,171	January 5, 2022	48 month w/ 10 mo cliff	January 1, 2022
488	January 5, 2022	1/48 monthly, 1 year cliff	January 5, 2022
391	January 5, 2022	1/48 monthly, 1 year cliff	January 5, 2022
488	January 5, 2022	1/48 monthly, 1 year cliff	January 5, 2022
488	January 5, 2022	1/48 monthly, 1 year cliff	January 5, 2022
411	January 11, 2022	1/48 monthly, 1 year cliff	January 11, 2022
257	January 11, 2022	1/48 monthly, no cliff	January 11, 2022
1,347	January 18, 2022	1/48 monthly, 1 year cliff	January 18, 2022
607	January 18, 2022	1/48 monthly, 1 year cliff	January 18, 2022
371	January 18, 2022	1/48 monthly, no cliff	January 18, 2022
371	January 18, 2022	1/48 monthly, no cliff	January 18, 2022
532	January 25, 2022	1/48 monthly, 1 year cliff	January 25, 2022
817	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
2,041	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
817	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
1,225	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
3,266	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
1,633	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
1,334	February 1, 2022	1/48 monthly, no cliff	February 1, 2022
1,334	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
667	February 1, 2022	1/48 monthly, 1 year cliff	February 1, 2022
5,307	February 1, 2022	48 month w/ 5 mo cliff	February 1, 2022
283	February 8, 2022	1/48 monthly, 1 year cliff	February 8, 2022
283	February 8, 2022	1/48 monthly, 1 year cliff	February 8, 2022
283	February 8, 2022	1/48 monthly, 1 year cliff	February 8, 2022
283	February 8, 2022	1/48 monthly, 1 year cliff	February 8, 2022
283	February 8, 2022	1/48 monthly, 1 year cliff	February 8, 2022
283	February 8, 2022	1/48 monthly, 1 year cliff	February 8, 2022
283	February 8, 2022	1/48 monthly, no cliff	February 8, 2022
283	February 8, 2022	1/48 monthly, 1 year cliff	February 8, 2022
1,000	February 16, 2022	1/48 monthly, 1 year cliff	February 16, 2022
5,556	February 16, 2022	1/48 monthly, 1 year cliff	February 16, 2022
1,112	February 16, 2022	1/48 monthly, 1 year cliff	February 16, 2022
556	February 16, 2022	1/48 monthly, 1 year cliff	February 16, 2022
452	February 23, 2022	1/48 monthly, no cliff	February 23, 2022

452	February 23, 2022	1/48 monthly, no cliff	February 23, 2022
735	March 1, 2022	48 month w/ 1 mo cliff	March 1, 2022
361	March 1, 2022	1/48 monthly, no cliff	March 1, 2022
656	March 1, 2022	1/48 monthly, 1 year cliff	March 1, 2022
324	March 2, 2022	1/48 monthly, no cliff	March 2, 2022
1,177	March 2, 2022	1/48 monthly, 1 year cliff	March 2, 2022
324	March 2, 2022	1/48 monthly, no cliff	March 2, 2022
324	March 2, 2022	1/48 monthly, 1 year cliff	March 2, 2022
4,706	March 2, 2022	1/48 monthly, no cliff	March 2, 2022
324	March 2, 2022	1/48 monthly, 1 year cliff	March 2, 2022
324	March 2, 2022	1/48 monthly, 1 year cliff	March 2, 2022
1,765	March 2, 2022	1/48 monthly, 1 year cliff	March 2, 2022
883	March 2, 2022	1/48 monthly, 1 year cliff	March 2, 2022
1,053	March 9, 2022	1/48 monthly, 1 year cliff	March 9, 2022
2,632	March 9, 2022	1/48 monthly, no cliff	March 9, 2022
395	March 9, 2022	1/48 monthly, 1 year cliff	March 9, 2022
1,429	March 16, 2022	1/48 monthly, 1 year cliff	March 16, 2022
3,429	March 16, 2022	1/48 monthly, 1 year cliff	March 16, 2022
1,099	March 23, 2022	1/48 monthly, no cliff	March 23, 2022
298	March 30, 2022	1/48 monthly, 1 year cliff	March 30, 2022
298	March 30, 2022	1/48 monthly, no cliff	March 30, 2022
298	March 30, 2022	1/48 monthly, 1 year cliff	March 30, 2022
298	March 30, 2022	1/48 monthly, 1 year cliff	March 30, 2022
298	March 30, 2022	1/48 monthly, 1 year cliff	March 30, 2022
1,874	April 1, 2022	1/48 monthly, 1 year cliff	April 1, 2022
1,562	April 1, 2022	1/48 monthly, 1 year cliff	April 1, 2022
344	April 1, 2022	1/48 monthly, 1 year cliff	April 1, 2022
344	April 1, 2022	1/48 monthly, 1 year cliff	April 1, 2022
313	April 1, 2022	1/48 monthly, no cliff	April 1, 2022
937	April 1, 2022	1/48 monthly, no cliff	April 1, 2022
1,874	April 1, 2022	1/48 monthly, no cliff	April 1, 2022
2,267	April 20, 2022	1/48 monthly, 1 year cliff	April 20, 2022
100	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
63	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
63	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
63	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
63	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
307	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
125	May 2, 2022	48 month w/ 9 mo cliff	May 2, 2022
313	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
313	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022

2,500	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
1,563	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
625	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
2,500	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
1,250	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
625	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
657	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
313	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
1,250	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
1,250	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
344	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
1,750	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
1,750	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
1,250	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
1,563	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
250	May 2, 2022	1/48 monthly, 1 year cliff	May 2, 2022
344	May 2, 2022	1/48 monthly, no cliff	May 2, 2022
136	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
72	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
115	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
115	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
115	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
72	June 1, 2022	48 month w/ 1 mo cliff	June 1, 2022
72	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
115	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
72	June 1, 2022	48 month w/ 3 mo cliff	June 1, 2022
72	June 1, 2022	48 month w/ 1 mo cliff	June 1, 2022
72	June 1, 2022	48 month w/ 1 mo cliff	June 1, 2022
72	June 1, 2022	48 month w/ 1 mo cliff	June 1, 2022
72	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
572	June 1, 2022	1/48 monthly, 1 year cliff	June 1, 2022
2,500	June 1, 2022	1/48 monthly, 1 year cliff	June 1, 2022
5,715	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
1,429	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
393	June 1, 2022	1/48 monthly, 1 year cliff	June 1, 2022
715	June 1, 2022	1/48 monthly, 1 year cliff	June 1, 2022
786	June 1, 2022	1/48 monthly, 1 year cliff	June 1, 2022
1,429	June 1, 2022	1/48 monthly, 1 year cliff	June 1, 2022
465	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
16,414	June 1, 2022	1/48 monthly, no cliff	June 1, 2022
708	July 1, 2022	48 month w/ 2 mo cliff	July 1, 2022

45,501	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
607	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
4,854	July 1, 2022	1/48 monthly, 1 year cliff	July 1, 2022
1,214	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
35,390	July 1, 2022	1/48 monthly, 1 year cliff	July 1, 2022
2,023	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
759	July 1, 2022	1/48 monthly, 1 year cliff	July 1, 2022
2,023	July 1, 2022	1/48 monthly, 1 year cliff	July 1, 2022
557	July 1, 2022	1/48 monthly, 1 year cliff	July 1, 2022
5,056	July 1, 2022	1/48 monthly, 1 year cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
152	July 1, 2022	48 month w/ 3 mo cliff	July 1, 2022
506	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
102	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
102	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
51	July 1, 2022	48 month w/ 1 mo cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
102	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
102	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
102	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
102	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
102	July 1, 2022	48 month w/ 3 mo cliff	July 1, 2022
162	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
193	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
193	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
162	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
405	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
162	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
51	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
152	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
1,517	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
203	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
203	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
2,023	July 1, 2022	48 month w/ 7 mo cliff	July 1, 2022
506	July 1, 2022	1/48 monthly, no cliff	July 1, 2022
253	July 1, 2022	1/48 monthly, no cliff	July 1, 2022

6,638	August 1, 2022	1/48 monthly, no cliff	August 1, 2022
3,319	August 1, 2022	1/48 monthly, 1 year cliff	August 1, 2022
4,425	August 1, 2022	1/48 monthly, 1 year cliff	August 1, 2022
1,217	August 1, 2022	1/48 monthly, 1 year cliff	August 1, 2022
5,531	August 1, 2022	1/48 monthly, no cliff	August 1, 2022
1,217	August 1, 2022	1/48 monthly, no cliff	August 1, 2022
1,217	August 1, 2022	1/48 monthly, no cliff	August 1, 2022
3,542	September 1, 2022	1/48 monthly, 1 year cliff	September 1, 2022
7,675	September 1, 2022	1/48 monthly, 1 year cliff	September 1, 2022
5,292	October 1, 2022	1/48 monthly, no cliff	October 1, 2022
10,583	October 5, 2022	1/48 monthly, no cliff	October 5, 2022
3,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,750	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,417	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
8,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,417	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
6,250	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
14,584	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
33,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
53,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
12,500	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
12,500	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
16,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,688	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
14,565	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,417	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
625,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023

2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
45,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,917	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,542	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
20,834	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
33,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,500	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,750	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,417	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
41,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
5,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
16,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
14,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,417	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,750	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
8,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
16,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,917	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,084	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
14,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,375	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
20,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
8,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
312,500	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
25,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
9,584	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,917	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023

33,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
625,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,125	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,917	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
14,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
20,834	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,917	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,700	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,542	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,542	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,417	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
20,834	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
20,834	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
22,917	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
12,500	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
16,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
15,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
20,000	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023

2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,375	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,917	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
16,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
10,417	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
166,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,375	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
4,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
6,667	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
3,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
208,334	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
104,167	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
14,584	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,292	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
7,542	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
2,709	January 1, 2023	1/48 monthly, no cliff	January 1, 2023
173	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
3,449	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
6,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
6,207	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
1,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
8,621	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
1,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
1,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023

13,794	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
34,483	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
25,863	February 1, 2023	Immediate Vesting	February 1, 2023
6,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
1,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
6,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
5,173	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
1,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
22,414	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
3,449	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
1,897	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
3,449	February 1, 2023	1/48 monthly, no cliff	February 1, 2023
2,539	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
1,396	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
1,396	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
6,346	March 1, 2023	1/48 monthly, 1 year cliff	March 1, 2023
3,808	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
1,396	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
1,396	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
12,183	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
5,077	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
5,077	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
7,615	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
1,396	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
1,396	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
1,396	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
2,843	March 1, 2023	1/48 monthly, no cliff	March 1, 2023
7,123	April 1, 2023	1/48 monthly, no cliff	April 1, 2023
1,567	April 1, 2023	1/48 monthly, no cliff	April 1, 2023
4,274	April 1, 2023	1/48 monthly, no cliff	April 1, 2023
1,567	April 1, 2023	1/48 monthly, no cliff	April 1, 2023
17,095	April 1, 2023	1/48 monthly, 1 year cliff	April 1, 2023
9,687	April 1, 2023	1/48 monthly, no cliff	April 1, 2023
334	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
1,834	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
334	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
6,667	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
334	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
13,334	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
9,334	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
534	May 1, 2023	1/48 monthly, no cliff	May 1, 2023

3,500	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
1,634	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
667	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
334	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
13,334	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
1,667	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
13,334	May 1, 2023	1/48 monthly, 1 year cliff	May 1, 2023
1,834	May 1, 2023	1/48 monthly, no cliff	May 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
2,611	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
523	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
523	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
523	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
523	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
621	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
1,795	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
327	June 1, 2023	1/48 monthly, no cliff	June 1, 2023
10,380	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
181	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
2,708	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
271	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
452	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
9,026	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
1,354	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
289	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
289	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
181	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
362	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
343	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
993	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
362	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
8,665	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
91	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
91	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
181	July 1, 2023	1/48 monthly, no cliff	July 1, 2023

81,228	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
3,611	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
91	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
181	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
903	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
181	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
91	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
181	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
343	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
723	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
289	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
181	July 1, 2023	1/48 monthly, no cliff	July 1, 2023
3,611	July 1, 2023	1/48 monthly, 1 year cliff	July 1, 2023
1,559	August 1, 2023	1/48 monthly, no cliff	August 1, 2023
572	August 1, 2023	1/48 monthly, no cliff	August 1, 2023
2,079	August 1, 2023	1/48 monthly, no cliff	August 1, 2023
3,118	August 1, 2023	1/48 monthly, 1 year cliff	August 1, 2023
5,000	September 1, 2023	Immediate Vesting	September 1, 2023
2,727	September 1, 2023	1/48 monthly, no cliff	September 1, 2023
500	September 1, 2023	1/48 monthly, 1 year cliff	September 1, 2023
500	September 1, 2023	1/48 monthly, 1 year cliff	September 1, 2023
727	September 1, 2023	1/48 monthly, 1 year cliff	September 1, 2023
10,000	September 1, 2023	1/24 monthly, no cliff	September 1, 2023
334	October 1, 2023	1/48 monthly, 1 year cliff	October 1, 2023
334	October 1, 2023	1/48 monthly, 1 year cliff	October 1, 2023
450	November 1, 2023	1/48 monthly, 1 year cliff	November 1, 2023
400	November 1, 2023	1/48 monthly, 1 year cliff	November 1, 2023
750	November 1, 2023	1/48 monthly, 1 year cliff	November 1, 2023
220	December 1, 2023	1/48 monthly, no cliff	December 1, 2023
616	December 1, 2023	1/48 monthly, 1 year cliff	December 1, 2023
264	December 1, 2023	1/48 monthly, 1 year cliff	December 1, 2023
2,045	December 1, 2023	Immediate Vesting	December 1, 2023
10,000	February 1, 2024	1/24 monthly, no cliff	February 1, 2024
5,000	February 1, 2024	1/12 monthly, no cliff	February 1, 2024

Schedule B

Form of Restricted Stock Unit Award Agreement

EXODUS MOVEMENT, INC.

2021 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (the "Agreement") is made on , between Exodus Movement, Inc., a Delaware corporation (the "Company"), and ("you").

Grant Date
Number of Restricted Stock Unit Awards
Vesting Commencement Date
Vesting Schedule	See Section 1
Effect of Termination of Continuous Service	See Section 1
Governing Plan	2021 Equity Incentive Plan (the "Plan")

IN WITNESS WHEREOF, the Company and you have executed this Agreement, effective as of the Grant Date. You acknowledge receipt of, and understand and agree to, this Agreement and the Plan.

EXODUS MOVEMENT, INC.: GRANTEE:

Aliah Church

Director of People and Talent

Date

1.
Award. The Company is granting to you the Restricted Stock Unit Awards (the “Units”) designated above subject to the terms and conditions of this Agreement.

Event	Results
a. Continuous Service to a Vesting Date

Vesting of 1/4 of the Units on the first anniversary of the Grant Date; and vesting of 1/48 of the Units on the first day of each month thereafter through and including (each is a "Vesting Date").

Vesting will cease upon the termination of your Continuous Service. Subject to the terms and conditions of this Agreement and the Plan, any Units that have not yet vested will be forfeited on the termination of your Continuous Service.

b. Termination Due to Death	Immediate vesting of all nonvested Units.
c. Termination Due to Disability	Immediate vesting of all nonvested Units.
d. Change in Control	Immediate vesting of all nonvested Units.
e. Voluntary Termination on or After Attaining Age 62 'Retirement'

If you had attained age 62 with at least five (5) years of Continuous Service with the Company on your termination date, and retire at least one year after the Grant Date, your nonvested Units will continue vesting through the end of the month of your retirement. Thereafter, any nonvested Units will be forfeited.

f. Involuntary Termination Without Cause

If your Continuous Service is involuntarily terminated without Cause (as determined by written notice to you from the Company), your nonvested Units will continue vesting through the end of the month of your termination of employment. Thereafter, any nonvested Units will be forfeited.

g. Any Other Voluntary or Involuntary Termination	If your Continuous Service is voluntarily or involuntarily terminated for any other reason (including for Cause), your vested and nonvested Units will be forfeited.
2.
Prior Agreements. This Agreement amends, restates and supersedes any and all prior Restricted Stock Unit award agreements by and between the parties. No other representations or statements, verbal or written, shall modify, add to, or change the terms of this Agreement.
3.
Settlement. The Units granted to you under this Agreement will be converted to shares of the Company’s Class A Common Stock (“Common Stock”) and delivered to you within a reasonable period of time following the Vesting Date ("Settlement"). The Units that vest in connection with your termination of Continuous Service as provided above will be converted to shares of Common Stock and distributed to you within a reasonable period of time following your termination of Continuous Service. The portion of the Units that vest in connection with your termination of Continuous Service as provided in Section 1 above will be converted to shares of Common Stock and distributed to you within a reasonable period of time following the Vesting Date. Any forfeited nonvested Units shall remain in the Plan and shall be available for future awards by the Company.

4.
Withholding of Tax. Generally, when the Units are vested you will be required, for income tax purposes, to recognize the value of the shares of Common Stock delivered to you. The value of a share of Common Stock is the Fair Market Value on the Vesting Date. You must satisfy any required income tax and employment tax withholding when your Units vest. You may satisfy any related minimum statutory tax withholding obligations by tendering a cash payment, reducing the number of shares otherwise deliverable to you and/or by deducting an amount from other cash compensation that is payable to you. You must notify the Company of your election on or prior to the Vesting Date; if you do not provide such notice, you are hereby authorizing the Company to deduct the appropriate mandatory withholding amounts from other cash compensation payable to you. Any amounts required to be withheld, not covered by the foregoing provisions, shall be paid through a payroll deduction on your next paycheck.
5.
Certain Rights. The Units are not entitled to dividends payable on Common Stock. If any adjustment in the Company's capitalization as described in the Plan occurs, appropriate adjustments will be made (as provided in the Plan) to the remaining Units under this Agreement in such a manner as the Board determines to be equitable in its sole discretion. You shall be a general, unsecured creditor of the Company with respect to the Company's obligations under this Agreement.
6.
Voting Rights. The Units are not entitled to the voting rights associated with Common Stock.
7.
Transferability. Except as otherwise provided in this Section 7, the Units are not transferable, except by will or by the laws of descent and distribution, and are exercisable during your life only by you.
7.1
You may transfer the Units to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Units are held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.
7.2
Provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer the Units pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of the Units with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.
7.3
You may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle the Units, designate a third party who, on your death, will thereafter be entitled to the Units. In the absence of such a designation, your executor or administrator of your estate will be entitled to the Units.
8.
Restrictive Covenants.
8.1
In consideration of your rights under this Agreement and in addition to the restrictive covenants contained in any employment agreement with the Company, you agree and covenant not to:
a.
disclose any of the Company’s Confidential Information except as expressly authorized in writing by the Company or as may be required by applicable law or a valid court order. "Confidential Information" means any information that relates to the Company's actual or anticipated business or research and development, customer information, product information, technical data, trade secrets or know-how, and all other information that is marked or otherwise identified as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary. Confidential Information does not include any of the foregoing information that is or becomes publicly known through no wrongful act or omission by you or by others who were under confidentiality obligations as to the disclosed information;

b.
during the twelve (12) months following termination of your Continuous Service for any reason, directly or indirectly, solicit, contact (including but not limited to, email, regular mail, express mail, telephone, fax, and instant message), attempt to contact or meet with customers or dealers or sales agents of the Company, its affiliates or subsidiaries, with whom you had contact during your Continuous Service, for the purpose of obtaining business from such customers or dealers or sales agents in competition with the Company; or
c.
during the twelve (12) months following termination of your Continuous Service for any reason, directly or indirectly, solicit, hire, recruit, attempt to hire or recruit, or induce the termination of employment of any employee of the business(es) of the Company, its affiliates or subsidiaries if you have been involved with such business(es) or had access to the Confidential Information of such business(es).
8.2
In the event of a breach of any of the covenants contained in Section 8.1:
a.
you hereby consent and agree that the Company shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available forms of relief; and
b.
any vested or nonvested Units will be terminated effective as of the date of such breach, unless sooner terminated by operation of another term or condition of this Agreement or the Plan.
8.3
The Company and you agree that, to the extent permitted under applicable law, any court of competent jurisdiction is expressly authorized to modify any unenforceable provision of this Section 8 in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, adding additional language to the offending provision, or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The Company and you expressly agree that this Agreement as so modified by the court shall be binding and enforceable.
9.
Code Section 409A. Some or all of the Units may be subject to Code Section 409A. If a Unit is subject to Code Section 409A and if you are a "specified employee" (as defined under Code Section 409A) on the date your Continuous Service is terminated, the settlement of any such Unit that is due upon your termination of Continuous Service will be deferred until the seventh calendar month following the calendar month of your "separation from service" (as defined under Code Section 409A).

This Agreement is intended to comply with Code Section 409A and shall be construed and interpreted in accordance with such intent. Any provision of this Agreement that would result in the imposition of the additional tax under Code Section 409A shall be amended on a timely basis to eliminate, or reduce to the extent possible, the additional tax. Such amendment may be made on a retroactive basis, in accordance with regulations and other guidance issued under Code Section 409A.

10.
Lock-Up Period. You agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any of the Units, Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your Units, Common Stock or other securities of the Company until the end of such period.
11.
General.
11.1
Capitalized terms used, and not otherwise defined, herein shall have the same meanings given to them in the Plan.
11.2
If there is any conflict between the terms in this Agreement and the Plan, the terms of the Plan will control.
11.3
You have been advised as to how you can obtain a copy of the Plan and you agree that the Units shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as part of this Agreement.
11.4
The authority to manage and control the operation and administration of this Agreement shall be vested in the Board, and the Board shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Board and any decision made by it with respect to the Agreement is final and binding.
11.5
Provided you continue to provide Continuous Service to the Company, or any of its affiliates or subsidiaries, your rights to the Units will not be affected by any change of your duties or position. Nothing in this Agreement shall confer upon you any right to provide Continuous Service to the Company or to interfere in any way with the right of the Company to terminate your Continuous Service at any time. The transfer of Continuous Service between any combination of the Company and any of its affiliates or subsidiaries shall not be deemed a termination of Continuous Service.
11.6
The Company is not obligated to issue or deliver any shares of Common Stock if the issuance or delivery thereof shall constitute a violation of any provision of any law or any regulation of any governmental authority or any national securities exchange.
11.7
You have read and understand this entire Agreement and agree to be bound by its terms.
12.
Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming to be your successor.
13.
Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Schedule C

List of RSU Shares

Date of Issuance	Number of Shares of Common Stock
1-April-22	22,939
1-May-22	42
1-Jun-22	15,038
1-Jul-22	8,164
1-Aug-22	8,084
31-Aug-22	6
1-Sep-22	12,259
1-Oct-22	12,655
1-Nov-22	9,096
4-Nov-22	8,580
29-Nov-22	330
1-Dec-22	9,768
1-Jan-23	8,630
4-Jan-23	7,611
5-Jan-23	463
18-Jan-23	151
25-Jan-23	133
1-Feb-23	101,701
2-Feb-23	23
4-Feb-23	611
5-Feb-23	38
8-Feb-23	420
16-Feb-23	1,917
18-Feb-23	13
25-Feb-23	11
1-Mar-23	75,649
2-Mar-23	1,198

Date of Issuance	Number of Shares of Common Stock
4-Mar-23	610
5-Mar-23	156
8-Mar-23	36
9-Mar-23	263
16-Mar-23	1,015
18-Mar-23	13
25-Mar-23	11
30-Mar-23	296
1-Apr-23	76,720
2-Apr-23	98
4-Apr-23	612
5-Apr-23	28
8-Apr-23	36
9-Apr-23	22
16-Apr-23	231
18-Apr-23	12
20-Apr-23	566
25-Apr-23	11
30-Apr-23	24
1-May-23	76,641
2-May-23	2,505
4-May-23	611
5-May-23	28
8-May-23	36
9-May-23	22
16-May-23	232
18-May-23	13
20-May-23	47
25-May-23	11

Date of Issuance	Number of Shares of Common Stock
30-May-23	18
31-May-23	6
1-Jun-23	77,976
2-Jun-23	316
4-Jun-23	611
5-Jun-23	28
6-Jun-23	-
8-Jun-23	36
9-Jun-23	22
16-Jun-23	231
18-Jun-23	12
20-Jun-23	48
25-Jun-23	11
30-Jun-23	28
1-Jul-23	80,373
2-Jul-23	317
4-Jul-23	587
5-Jul-23	30
6-Jul-23	19,393
8-Jul-23	36
9-Jul-23	22
16-Jul-23	231
18-Jul-23	13
20-Jul-23	47
25-Jul-23	11
30-Jul-23	24
1-Aug-23	78,492
2-Aug-23	311
4-Aug-23	589

Date of Issuance	Number of Shares of Common Stock
5-Aug-23	28
8-Aug-23	36
9-Aug-23	21
16-Aug-23	232
18-Aug-23	13
20-Aug-23	47
25-Aug-23	11
30-Aug-23	24
1-Sep-23	82,130
2-Sep-23	276
4-Sep-23	588
5-Sep-23	28
8-Sep-23	36
9-Sep-23	22
20-Sep-23	47
25-Sep-23	11
30-Sep-23	24
1-Oct-23	76,397
2-Oct-23	214
4-Oct-23	587
5-Oct-23	64
8-Oct-23	30
9-Oct-23	22
16-Oct-23	462
18-Oct-23	25
20-Oct-23	48
25-Oct-23	11
30-Oct-23	24
1-Nov-23	75,364

Date of Issuance	Number of Shares of Common Stock
2-Nov-23	107
5-Nov-23	616
8-Nov-23	36
9-Nov-23	22
16-Nov-23	209
18-Nov-23	13
20-Nov-23	47
25-Nov-23	11
30-Nov-23	28
1-Dec-23	75,533
2-Dec-23	103
4-Dec-23	589
5-Dec-23	28
8-Dec-23	36
9-Dec-23	22
16-Dec-23	211
18-Dec-23	12
20-Dec-23	47
25-Dec-23	11
30-Dec-23	24
1-Jan-24	76,973
2-Jan-24	107
4-Jan-24	588
5-Jan-24	54
8-Jan-24	36
9-Jan-24	22
16-Jan-24	210
20-Jan-24	47
25-Jan-24	12

Date of Issuance	Number of Shares of Common Stock
29-Jan-24	13
30-Jan-24	24
1-Feb-24	74,204
2-Feb-24	105
4-Feb-24	587
5-Feb-24	28
8-Feb-24	36
9-Feb-24	22
16-Feb-24	212
18-Feb-24	13
20-Feb-24	48
25-Feb-24	11
29-Feb-24	24
1-Mar-24	12,189
2-Mar-24	102
4-Mar-24	579
8-Mar-24	36
9-Mar-24	22
14-Mar-24	64,259
16-Mar-24	209
18-Mar-24	12
20-Mar-24	47
25-Mar-24	11
30-Mar-24	28
1-Apr-24	79,033
2-Apr-24	101
4-Apr-24	579
5-Apr-24	18
8-Apr-24	36

Date of Issuance	Number of Shares of Common Stock
9-Apr-24	22